UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) July 5, 2005


                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.
                     ---------------------------------------
               (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)


FLORIDA                           000-30932                     98-0346454
-------                           ---------                     ----------
(STATE OR OTHER JURISDICTION)  (COMMISSION FILE NUMBER)       (I.R.S. EMPLOYER
OF INCORPORATION)                                              IDENTIFICATION)


              335 CONNIE CRESCENT, CONCORD, ONTARIO, CANADA L4K 5R2

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (905) 695-4142
                                                            --------------



                       ----------------------------------

          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


Effective July 5, 2005, the Company completed a traunche of a private placement offering. Pursuant to subscription agreements with three accredited investors, the Company received an aggregate of $1,850,000 and issued 2,176,470 shares of common stock; three year warrants to purchase 1,202,500 shares of common stock at $0.90 per share; three year warrants to purchase 185,000 shares of common stock at $2.00 per share; and three year warrants to purchase 185,000 shares of common stock at $3.00 per share pursuant to Regulation D of the Securities Act of 1933, as amended. In connection with the offering, the Company entered into registration rights agreements with the investors and agreed to use its best efforts to file a registration statement for the resale of the common stock and the shares of common stock issuable upon exercise of the warrants within one hundred and twenty (120) days of the date of the agreement.


ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01(1.) above.

The parties intended the above private placement to be exempt from registration and prospectus delivery requirements under the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act and Regulation D promulgated thereunder. The investors represented that they were accredited investors and that the investors' intention was to acquire the securities for investment only and not with a view to distribution thereof. An appropriate legend was affixed to each warrant and share of common stock issued in the above private placement and will be placed on any common stock certificates issued upon exercise of the above warrants. The investors represented that they were knowledgeable, sophisticated and experienced in making investment decisions of this kind and received adequate information about the Company or had adequate access, through the investors' business relationship with the Company to information about the Company.



                                  SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.

Date: July 11, 2005
                                  By: /S/ JOEY SCHWARTZ
                                      ----------------------------------
                                      Joey Schwartz, Chief Financial Officer